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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 25, 1999





                       MORGAN STANLEY ABS CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-64909               13-3939229
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
---------------------------                                 ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000

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



Item 5.  Other Events

Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, concurrently with the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley ABS Capital I Inc. (the "Company") is filing an Opinion re Legality and Tax Matters (the "Opinion") and the consent (the "Consent") of Brown & Wood LLP with the Securities and Exchange Commission (the "Commission") relating to the Company's registration statement (No. 333-64909) as previously filed on Form S-3. The Opinion and the Consent are attached hereto as Exhibit 8.1.

     Further, pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19, 1996), the Company will incorporate by reference into the Company's registration statement (File No. 333-64909), the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999). Such financial statements will be referred to in the prospectus supplement dated May 24, 1999 relating to NOVUS HELOC Trust 1999-1, HELOC Asset-Backed Notes, Series 1999-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP to the use of its name in such prospectus supplement. The consent of KPMG LLP is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1   Opinion and Consent of Brown & Wood LLP

         23.   Consent of KPMG LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MORGAN STANLEY ABS CAPITAL I INC.




                             By:   /s/ Gail McDonnell
                                   ----------------------------
                                   Name:  Gail McDonnell
                                   Title: Vice President



Dated:  May 24, 1999

Exhibit Index


Exhibit            Description                                   Page
-------            -----------                                   ----
8.1                Opinion and Consent of Brown & Wood LLP          6
23                 Consent of KPMG LLP                              8

                                  EXHIBIT 8.1

                               BROWN & WOOD LLP
                            One World Trade Center
                              New York, NY 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                              May 24, 1999



Morgan Stanley ABS Capital I Inc.
1585 Broadway
New York, New York  10036

                  Re:      Morgan Stanley ABS Capital I Inc.
                           Registration Statement on Form S-3
                           ----------------------------------


Ladies and Gentlemen:

     We have acted as counsel for Morgan Stanley ABS Capital I Inc., a Delaware corporation (the "Company"), in connection with the preparation of a registration statement on Form S-3 (the "Registration Statement") relating to the Asset Backed Securities specified therein (the "Securities"), issuable in series (each, a "Series"). Pursuant to Rule 429 of the Securities and Exchange Commission Rules and Regulations under the Securities Act of 1933, as amended (the "1933 Act"), the Prospectuses and Prospectus Supplements contained in the Registration Statement also relate to the Company's registration statement No. 333-64909 as previously filed on Form S-3. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, servicing agreement, pooling agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

     We have examined copies of the Company's Certificate of Incorporation and By-laws, a form of the Agreements, the forms of Securities included in the applicable Agreement, the forms of prospectus supplements and prospectuses contained in the Registration Statement (the "Prospectus Supplements" and "Base Prospectuses", respectively) and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

     Based upon the foregoing, we are of the opinion that:

     1. When any Agreement for a Series of Securities has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, the Trustee and any other party thereto for such Series, such Agreement will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

     2. When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof otherwise being in compliance with applicable law at such time), duly executed and authenticated by the related Trustee for such Series in accordance with the terms of the related Agreement, and issued and delivered against payment therefor as contemplated in the Registration Statement, the Securities in such Series will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of such Pooling and Servicing Agreement.

     3. The information set forth in the Prospectus Supplements and Base Prospectuses under the caption "Federal Income Tax Consequences," to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects.

     We hereby consent to the use of our name in the Prospectus Supplements under the captions "Certain Federal Income Tax Consequences" and "Legal Matters" and to the filing of this opinion as an exhibit to the Registration Statement.

                                          Very truly yours,

                                          /s/ Brown & Wood LLP


                                 Exhibit 23

                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
Ambac Assurance Corporation

     We consent to the incorporation by reference in the registration statement (No. 333-64909) Morgan Stanley ABS Capital I Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated May 24, 1999 of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                                  /s/ KPMG LLP
                                                  KPMG LLP

New York, New York
May 25, 1999